WisdomTree Trust

WisdomTree Efficient TIPS Plus Gold Fund (GDT)

(the “Fund”)

Supplement dated September 30, 2026, to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Fund, as supplemented

The information below supplements, and should be read in conjunction with the Prospectus and SAI.

Effective immediately, David Nieman, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll will no longer serve as portfolio managers of the Fund. Accordingly, all references to David Nieman, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll in the Prospectus and SAI are hereby deleted.

In addition, effective immediately, Anmol Hingorani, CFA, joins Marlene Walker-Smith, William Newton, CFA, and Bryan Steele as a portfolio manager of the Fund.

Accordingly, effective immediately, the Prospectus and SAI are revised as described below.

•	The following replaces the first sentence in the “Management – Portfolio Managers” section of the “Fund Summary” in the Prospectus:

The Fund is managed by the Sub-Adviser’s Fixed Income portfolio management team.

•	The following is inserted at the end of the “Management – Portfolio Managers” section of the “Fund Summary” in the Prospectus:

Anmol Hingorani, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since September 2026.

•	The following replaces the first sentence in the “Management – Portfolio Managers” section of the Prospectus:

The Fund is managed by Mellon’s Fixed Income portfolio management team.

•	The following sub-paragraph is inserted at the end of the “Management – Portfolio Managers” section of the Prospectus:

Anmol Hingorani, CFA, a Vice President and Portfolio Manager, has been with Mellon since 2019. Mr. Hingorani is responsible for ongoing benchmark methodology analysis and supporting the launch of new indexes, including preparing indexes, trades, and corporate action responses. He joined the fixed income index portfolio management group as a portfolio analyst in the summer of 2019 and has since assisted in the launch of the Morningstar index family used for BNY’s suite of equity ETFs. Mr. Hingorani graduated from the World Bachelor in Business program, attending the University of Southern California, Hong Kong University of Science and Technology, and Bocconi University in Milan.

•	The following replaces the second paragraph in the “Investment Advisory and Other Services – Sub-Adviser – Portfolio Managers” sub-section of the SAI:

The Fund is managed by Mellon’s Fixed Income portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Marlene Walker-Smith, William Newton, CFA, Bryan Steele and Anmol Hingorani. As of September 30, 2025*, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee:

*	Mr. Hingorani began serving as portfolio manager of the Fund on September 30, 2026, and Mr. Steele began serving as portfolio manager of the Fund on May 6, 2026.

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•	In addition, the following row is inserted at the end of the table in the “Investment Advisory and Other Services – Sub-Adviser– Portfolio Managers” sub-section:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Anmol Hingorani*	15	$24.1 billion	32	$26.3 billion	22	$34.7 billion

*	Information for Mr. Hingorani is as of June 30, 2026.

•	In addition, in the same section of the SAI, the following replaces the information under “Portfolio Manager Fund Ownership”:

As of June 30, 2026, none of the portfolio managers owned shares of the Fund.

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The changes described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-PRO-SAI-GDT-0926

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